                  The prospectus and Statement of Additional Information for Post-Effective Amendment No. 1 are incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 filed on June 19, 2003 and supplemented on July 2, 2003 (File No. 333-104719).

                                   SUPPLEMENT

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

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
                      SUPPLEMENT DATED SEPTEMBER 15, 2003
     TO THE PROSPECTUS DATED JULY 2, 2003 FOR LINCOLN CORPORATE VARIABLE 4


The information in this Enhanced Surrender Value Rider supplement updates and amends certain information contained in the July 2, 2003 Prospectus. Keep this supplement with your Prospectus for reference.


PAGE 1 "A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY"



Replace the first paragraph with the following:



This prospectus describes Lincoln Corporate Variable 4, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


PAGE 6 "CHARGES AND FEES" -- TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Add:

CHARGE                           WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED
Enhanced Surrender Value Rider   N/A                       There is no charge for this rider.

PAGE 21 "RIDERS"
Add:


ENHANCED SURRENDER VALUE RIDER. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Surrender Benefit Enhancement Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.


This rider provides two additional benefits:
    (a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and
    (b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:
    (a) the policy value on the date of surrender; less
    (b) the loan balance plus any accrued interest; plus
    (c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of
(a) or (b), where:
        a.  is the target enhancement amount; and
        b.  is the maximum enhancement amount.

    Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

          Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus
          (4), where:

            (1) is the target surrender value on the immediately preceding monthly deduction day.
            (2) is all premiums received since the immediately preceding monthly deduction day.
            (3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.
            (4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

    On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

    TARGET YIELD. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:

             POLICY                               POLICY
              YEAR            TARGET YIELD RATE    YEAR     TARGET YIELD RATE
      ---------------------   -----------------  --------   -----------------

                1                   7.0%            7             4.0%
                2                   7.0%            8             3.0%
                3                   7.0%            9             2.0%
                4                   6.0%            10            1.0%
                5                   5.5%           11+            0.0%
                6                   5.0%

    The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

    CUMULATIVE SURRENDER VALUE PREMIUM. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

        (a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and
        (b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy
    During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

    MAXIMUM ENHANCEMENT RATE. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current maximum enhancement rates are:

             POLICY               MAXIMUM         POLICY        MAXIMUM
              YEAR            ENHANCEMENT RATE     YEAR     ENHANCEMENT RATE
      ---------------------   ----------------   --------   ----------------
                1                 16.0%             7            5.0%
                2                 15.0%             8            3.0%
                3                 15.0%             9            2.0%
                4                 12.0%             10           1.0%
                5                  9.0%            11+           0.0%
                6                  7.0%

    The maximum enhancement rate will not exceed 25% in any policy year.

    TERM BLEND ADJUSTMENT FACTOR. The term blend adjustment factor is equal to
    1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

     In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:

          POLICY YEARS             EXPENSE REDUCTION AMOUNT
      ---------------------        ------------------------
              6-10                 The lesser of (a) or (b) where:
                                   (a) is the expense reduction rate times the accumulated
                                   premiums paid for policy years one through five; and
                                   (b) is the expense charges due under the policy

     There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

          EXPENSE REDUCTION RATE. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:

                   POLICY           MONTHLY EXPENSE    POLICY    MONTHLY EXPENSE
                    YEAR            REDUCTION RATE      YEAR     REDUCTION RATE
            ---------------------   ---------------   --------   ---------------
                      1                  0.0%            7          0.00833%
                      2                  0.0%            8          0.00833%
                      3                  0.0%            9          0.00833%
                      4                  0.0%            10         0.00833%
                      5                  0.0%           11+           0.0%
                      6                0.00833%

          The expense reduction rate will not exceed an annual rate of 5% in any policy year.

    If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as
    (1) plus (2) less the expense reduction amount, where:

        (1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and
        (2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under Section 1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the insured; or
(2) the maturity date of this policy; or
(3) the date this policy ends; or
(4) the next monthly deduction day after we receive your written request to terminate this rider.

PAGE 27 "POLICY SURRENDERS"

Revised paragraph at the top of the page 28:


The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, or the Enhanced Surrender Value Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

4